UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Summit Cash Reserves Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The trend in fixed income markets that has been in place for some time continued in our reporting period: The Fed’s 0% interest rate policy kept returns on money market funds and other short-term securities minimal, while global economic concerns and the Fed’s efforts to bring down long-term interest rates aided returns for GNMAs and other longer-term investments. The performance of the two Summit Income Funds continued to reflect these very different environments. We are pleased to report, however, that we outperformed over the past six months where gains were available—the Summit GNMA Fund outpaced its benchmark and peer group in the first half of our fiscal year.

ECONOMY AND INTEREST RATES

Long-term interest rates fluctuated over the first half of our fiscal year as investors worried that the debt crisis in Europe would provoke a renewed financial crisis and global economic downturn. Investors rushed in and out of the Treasury market—a traditional safe haven in times of market turmoil—in response to progress or setbacks in European leaders’ efforts to craft a plan to prevent sovereign debt defaults and the threat they posed to the Continent’s banks. A new round of rescue measures appeared to contain the damage, at least temporarily. Many of the world’s major central banks agreed to coordinate efforts to provide liquidity to the European financial system, and European leaders announced a plan for tighter fiscal integration. Optimism waned at the end our period, however. Investors grew concerned that yields might rise to unsustainable levels once European banks are no longer able to use funds borrowed from the European Central Bank to purchase sovereign debt.

Although economists warned that a recession and financial crisis in Europe would eventually spread to some extent across the Atlantic, the U.S. economy demonstrated surprising resilience throughout much of the period. While hiring remained subdued, unemployment fell, and weekly jobless claims reached their lowest level since the start of the financial crisis. The improving job market fostered a rise in consumer sentiment, and retail sales strengthened as more Americans were able to act on pent-up demand for automobiles and other goods. The manufacturing sector also showed signs of continued expansion despite weakening growth overseas. The housing sector remained depressed but showed signs of having bottomed. Prices stabilized in many markets, construction picked up, and a gauge of homebuilder confidence reached its highest level in nearly five years.

Along with the turmoil in Europe, the Federal Reserve’s long-term bond purchases as part of “Operation Twist” limited the rise in Treasury yields that typically accompanies an improving economic environment. Federal Reserve officials appeared somewhat more hesitant than many private economists to declare that the economy had turned a corner and offered few signs that a change in monetary policy was imminent. Indeed, the Fed extended its promise to keep short-term interest rates “exceptionally low” through late 2014—albeit with a caveat. Most members envisioned the federal funds rate at or below 1.00% (the new definition of exceptionally low) rather than the fed funds rate’s current 0.00%–0.25% range. While Americans despaired at the continued rise in gas prices, overall inflation signals remained relatively benign, with core (less food and energy) inflation remaining at or below the Fed’s generally accepted target range of 2.5%.

Investing in GNMAs

GNMAs, also known as Ginnie Maes, are a popular investment option because they offer a government backing along with the potential for higher yields. GNMA bonds are mortgage-backed securities (MBS) guaranteed by the Government National Mortgage Association, a wholly government-owned corporation established in 1968 and overseen by the Department of Housing and Urban Development. GNMAs, like Treasuries, are backed by the full faith and credit of the U.S. government. The government backing is one reason GNMA bondholders did not suffer credit losses even as many homeowners defaulted on their loans following the housing slump. As with Treasuries, however, the government only guarantees the timely payment of principal and interest—it does not guarantee the price of GNMAs.

While they share the high-quality credit profile of Treasuries, GNMAs perform somewhat differently for investors. Most notably, GNMAs carry “prepayment risk,” or the risk that the underlying home mortgages will be refinanced and repaid if interest rates decline. Holders of Treasuries and other bonds that cannot be repaid early (or noncallable bonds) see the value of their bonds rise as interest rates fall. While holders of GNMAs may see some benefit from falling rates, they may also receive a portion of their investment back, forcing them to reinvest at lower interest rates. The risk of prepayment is one reason GNMAs and MBS generally offer higher yields than Treasuries.

Two other government agencies, Fannie Mae and Freddie Mac, also sponsor MBS. These government-sponsored enterprises had private stockholders before being placed under government conservatorship in 2008. As a result, bonds issued by Fannie Mae and Freddie Mac do not have the full faith and credit backing of the U.S. government, although they are considered very secure. Banks and other nongovernmental institutions may offer riskier “private label” MBS as well as commercial mortgage-backed securities, securities based on commercial real estate mortgages. Agency MBS represent the largest sector of the investment-grade bond market, making them attractive for their liquidity—the ease with which they can be bought and sold.

Although GNMAs as an asset class have no fixed maturity, their performance is most often compared with the 10-year Treasury note. Because even most 30-year mortgages are paid off after several years—whether due to refinancing, home sales, or other factors—the 10-year note best approximates the maturity of GNMAs.

SUMMIT CASH RESERVES FUND

Your fund returned 0.01% over the six-month period ended April 30, 2012. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund. While performance comparisons in this environment are difficult, the fund’s longer-term returns have always been attractive and have placed it consistently well within the top quartile of all taxable money funds. Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 69 of 256, 68 of 244, 33 of 230, and 20 of 183 money market instrument funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2012, respectively. (Past performance cannot guarantee future results.)

Money fund returns remain at their all-time lows. We are now more than three years into the Federal Reserve’s extraordinary 0% interest rate policy, but for money market investors, this rate environment place forever. While no trend can persist indefinitely, uneven economic growth, combined with resurgent fears related to the European financial situation, remind us that Fed policy and its hold on short-term interest rates are unlikely to change any time soon.

The money markets continue to face an evolving credit situation, much of it still being rocked by the aftershocks of the 2007-2008 financial crisis. Recently, Moody’s rating agency has put a number of large global banks on notice of impending credit downgrades. The worries of last fall related to Greece’s ability to avoid default have morphed into larger concerns related to Spain’s sovereign debt. Money funds are well advised to maintain a conservative investment posture in such turbulent times. Indeed, like many of our peers, we have become quite discerning as to whom we are willing to lend and for how long, as the number of high-quality borrowers becomes increasingly smaller.

Money market rates varied only slightly over the past six months. The U.S. Treasury bill market remains subject to limited supply and episodic flights to quality. Yields are up somewhat from our last report: three-month bills now yield 0.09%, six-month bills yield 0.13%, while the one-year bill is currently yielding around 0.22%. Ninety-day LIBOR, an interbank lending benchmark that is the basis for pricing in most of the commercial paper and certificate of deposit markets, is somewhat higher at 0.47% than it was six months ago; however, most of the high-quality issues in which we invest trade at much lower yields. Yields on municipal variable rate securities, which have come to represent a sizable portion of the portfolio, have recently moved higher, to around 0.24% versus 0.12% at the end of October.

Our portfolio’s strategy remains largely unchanged since our prior report: We remain quite aggressive in our interest rate posture and quite defensive when it comes to credit risk. With the economy still sluggish, Europe still simmering, and the inability of Washington to address significant policy matters, our view is that the Fed has no choice but to leave its 0% interest rate policy in place well into 2013. Thus, we are quite comfortable with the portfolio’s weighted average maturity near the long end of its permissible range—a positioning that offers us higher income but would not fare as well if short-term rates rise. Meanwhile, the credit environment remains sorely challenged, and the post-crisis repairs still have some distance to go.

The portfolio’s composition reflects these outlooks. U.S. Treasury and Treasury-backed securities are among our largest positions. Canadian banks, among the highest quality in the world, remain a preference. About 30% of the portfolio remains in high-quality municipal variable rate demand notes. We also continue to selectively add very high-quality asset-backed positions. As always, our focus remains on principal stability, quality, and liquidity—even as the interest rate environment currently results in little return for lenders.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 2.19% over the six months ended April 30, 2012. As shown in the Performance Comparison table, the portfolio modestly outperformed the Barclays U.S. GNMA Index while outpacing the Lipper GNMA Funds Average by a wider margin. The fund’s performance continued to compare favorably with the majority of its peers over longer time periods. Based on cumulative total return, the fund was ranked 28 of 69, 32 of 65, 25 of 56, and 17 of 52 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended April 30, 2012, respectively. (Past performance cannot guarantee future results.)

The mortgage sector has seen elevated concerns over the potential for increased refinance activity. Indeed, prepayments spiked as mortgage rates hit historic lows, and announced changes to the Home Affordable Refinance Program (HARP) are also resulting in refinancing. Nevertheless, GNMAs and other agency mortgage-backed securities (MBS) performed well. Returns were primarily driven by interest income and, to a lesser extent, from price appreciation due to lower mortgage yields. Within the sector, shorter-duration mortgages (15-year and hybrid adjustable rate securities) witnessed the strongest performance, while 30-year GNMAs lagged a bit.

Performance over the past six months was driven primarily by the fund’s core holdings—GNMAs and conventional mortgage pass-throughs guaranteed by Fannie Mae and Freddie Mac. Individual security selection within those allocations also helped. Our strategy of diversifying risk through allocations to more credit-sensitive sectors—which carry more credit risk but less prepayment risk—boosted results as well. Our positions in commercial mortgage-backed securities (CMBS), along with select holdings in asset-backed securities (backed by receivables, such as auto or home equity loans) provided a modest contribution.

OUTLOOK

While the policy actions of global central banks have eased liquidity concerns, credit markets face challenges over the remainder of the year. Sovereign risk concerns have resurfaced, and investors are trying to gauge the impact that fiscal austerity will have on the U.S. recovery. Our internal projections at T. Rowe Price currently call for a marginal increase in the pace of economic activity, with real gross domestic product growth of 2.4% in 2012. We also believe that easing inflationary pressures should keep short-term interest rates well anchored in the near term.

Overall, our outlook for the Summit Income Funds is guarded. While an environment of stable interest rates and policy actions by the Federal Reserve have benefited GNMAs and the rest of the mortgage sector, historically high dollar prices and changing supply/demand technical factors leave us somewhat cautious. The Fed’s policy has not helped those seeking short-term income, however, and the Summit Cash Reserves Fund and its peers are likely to continue to offer meager returns over the next year. Our primary objective in both funds will be to provide shareholders with the best returns possible consistent with a risk aware approach.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 15, 2012

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance that the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation: Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit-quality risk. In general, the longer the average life, the greater the fund’s credit-quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/12	Year Ended 10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	0.01	0.03	0.05
Distributions						
Net investment income	–[3]	–[3]	–[3]	(0.01)	(0.03)	(0.05)
NET ASSET VALUE						
End of period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[4]	**0.01%**[2]	**0.01%**[2]	**0.01%**[2]	**0.60%**	**3.18%**	**5.05%**
Ratio of total expenses to average net assets	0.27%[2][5]	0.28%[2]	0.37%[2]	0.49%[6]	0.46%[6]	0.45%
Ratio of net investment income to average net assets	0.01%[2][5]	0.01%[2]	0.01%[2]	0.62%	3.09%	4.93%
Net assets, end of period (in millions)	$ 5,405	$ 5,644	$ 5,549	$ 5,961	$ 6,488	$ 5,457

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the effect of voluntary management fee waivers of 0.18%, 0.17% and 0.08% of average net assets for the periods ended 4/30/12, 10/31/11 and 10/31/10, respectively (see Note 5).

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

(6) Includes participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds equal to 0.04% and 0.01% of average net assets for the years ended 10/31/09 and 10/31/08, respectively.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED COMMERCIAL PAPER 13.9%		
Chariot Funding, 0.20%, 7/3/12 (1)	36,950	36,937
Chariot Funding, 0.215%, 6/18/12 (1)	21,959	21,952
Jupiter Securitization, 0.20%, 6/25/12 (1)	49,400	49,385
Market Street Funding, 0.21%, 6/22/12 (1)	13,400	13,396
Market Street Funding, 0.22%, 5/7/12 (1)	4,687	4,687
Market Street Funding, 0.22%, 5/9/12 (1)	10,000	9,999
Market Street Funding, 0.23%, 6/8/12 (1)	23,900	23,894
Market Street Funding, 0.23%, 6/11/12 (1)	24,600	24,594
Market Street Funding, 0.25%, 5/8/12 (1)	22,000	21,999
MetLife Short Term Funding, 0.41%, 9/17/12 (1)	24,700	24,661
Old Line Funding, 0.24%, 5/22/12 (1)	24,000	23,997
Old Line Funding, 0.24%, 8/1/12 (1)	24,500	24,485
Old Line Funding, 0.24%, 8/2/12 (1)	33,000	32,980
Straight-A Funding, 0.17%, 6/25/12 (1)	33,314	33,305
Straight-A Funding, 0.18%, 5/24/12 (1)	68,000	67,992
Straight-A Funding, 0.18%, 6/1/12 (1)	49,600	49,592
Straight-A Funding, 0.18%, 6/4/12 (1)	24,430	24,426
Straight-A Funding, 0.18%, 6/11/12 (1)	63,300	63,287
Straight-A Funding, 0.18%, 6/11/12 (1)	6,500	6,499
Straight-A Funding, 0.18%, 6/14/12 (1)	13,131	13,128
Straight-A Funding, 0.18%, 7/2/12 (1)	10,000	9,997
Straight-A Funding, 0.18%, 7/3/12 (1)	10,000	9,997
Straight-A Funding, 0.18%, 7/5/12 (1)	10,973	10,969
Straight-A Funding, 0.18%, 7/9/12 (1)	22,900	22,892
Straight-A Funding, 0.18%, 7/10/12 (1)	22,857	22,849
Straight-A Funding, 0.18%, 7/10/12 (1)	12,200	12,196
Straight-A Funding, 0.18%, 7/11/12 (1)	12,200	12,196
Thunder Bay Funding, 0.18%, 6/7/12 (1)	24,700	24,695
Thunder Bay Funding, 0.22%, 5/7/12 (1)	880	880

Thunder Bay Funding, 0.23%, 8/1/12 (1)	20,000	19,988
Thunder Bay Funding, 0.24%, 7/26/12 (1)	24,350	24,336
Variable Funding Capital, 0.20%, 7/26/12 (1)	8,513	8,509
Total Asset Backed Commercial Paper (Cost $750,699)		750,699

CERTIFICATES OF DEPOSIT 16.4%

Bank of Montreal (Chicago), VR, 0.46%, 12/14/12 (2)	74,000	74,000
Bank of Montreal (Chicago), VR, 0.49%, 1/23/13 (2)	75,000	75,000
Bank of Nova Scotia, VR, 0.29%, 9/18/12 (2)	49,860	49,860
Bank of Nova Scotia, VR, 0.41%, 7/13/12 (2)	49,000	49,000
Bank of Tokyo-Mitsubishi, 0.36%, 7/9/12 (2)	23,400	23,400
Bank of Tokyo-Mitsubishi, 0.36%, 7/23/12 (2)	24,500	24,500
Bank of Tokyo-Mitsubishi, 0.37%, 6/12/12 (2)	26,000	26,000
Bank of Tokyo-Mitsubishi, 0.39%, 5/3/12 (2)	24,600	24,600
National Australia Bank, VR, 0.329%, 9/28/12 (3)	49,250	49,250
National Australia Bank, VR, 0.371%, 8/6/12 (3)	49,750	49,750
National Bank of Canada, VR, 0.554%, 12/12/12 (2)	49,000	49,000
National Bank of Canada, VR, 0.66%, 1/14/13 (2)	49,000	49,000
Royal Bank of Canada, VR, 0.46%, 2/15/13 (2)	24,540	24,540
Royal Bank of Canada, VR, 0.479%, 7/9/12 (2)	1,500	1,500
Royal Bank of Canada, VR, 0.53%, 9/10/12 (2)	25,000	25,000
Royal Bank of Canada, VR, 0.534%, 3/4/13 (2)	37,876	37,876
Royal Bank of Canada, VR, 0.539%, 1/8/13 (2)	38,000	38,000
Standard Chartered Bank, VR, 0.69%, 5/14/12 (2)	25,000	25,000
Toronto-Dominion Bank, VR, 0.261%, 5/11/12 (2)	50,000	50,000
Toronto-Dominion Bank, VR, 0.486%, 10/19/12 (2)	25,000	25,000
Toronto-Dominion Bank, VR, 0.542%, 2/4/13 (2)	59,750	59,750
Westpac Banking, VR, 0.331%, 7/3/12 (2)	30,750	30,744

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 0.2%		
Goldman Sachs, Tri-Party, Dated 4/30/12, 0.21%, Delivery Value of $11,714,068 on 5/1/12, Collateralized by U.S. Government securities, 2.875% - 3.75%, 2/9/15 – 3/22/32 valued at $11,948,683 (5)	11,714	11,714
Total Government Agency Repurchase Agreements (Cost $11,714)		11,714
INSURANCE COMPANY FUNDING AGREEMENTS 0.6%		
Principal Life Global Funding I, VR, 0.739%, 8/30/12 (6)	35,000	35,000
Total Insurance Company Funding Agreements (Cost $35,000)		35,000
OTHER COMMERCIAL PAPER 7.9%		
Baptist Health South Florida, 0.28%, 5/3/12	15,000	15,000
Baptist Memorial Health Care, TECP, 0.23%, 7/6/12	12,250	12,250
Baptist Memorial Health Care, TECP, 0.25%, 5/21/12	14,790	14,790
Catholic Health Initiatives, TECP, 0.28%, 6/4/12	11,450	11,450
Catholic Health Initiatives, TECP, 0.28%, 6/5/12	5,470	5,470
Catholic Health Initiatives, TECP, 0.28%, 6/11/12	11,973	11,973
Catholic Health Initiatives, TECP, 0.32%, 7/10/12	5,700	5,700
Catholic Health Initiatives, TECP, 0.34%, 7/9/12	29,700	29,700
GDF Suez, 0.25%, 5/15/12 (1)	11,300	11,299
GDF Suez, 0.28%, 5/14/12 (1)	24,350	24,348
GDF Suez, 0.28%, 7/16/12 (1)	11,000	10,993
Hennepin County, GO, TECP, 0.24%, 5/14/12	11,255	11,255
Montgomery County, GO, TECP, 0.24%, 5/18/12	3,750	3,750
Montgomery County, GO, TECP, 0.25%, 5/17/12	10,475	10,475
Nestle Finance International, 0.19%, 7/11/12 (1)	12,000	11,996
Nestle Finance International, 0.19%, 7/17/12 (1)	24,050	24,040
Providence Health & Services, TECP, 0.26%, 7/16/12	21,000	21,000
Providence Health & Services, TECP, 0.26%, 7/23/12	24,100	24,100

Reckitt Benckiser, 0.93%, 3/6/13 (1)	24,750	24,552
Reckitt Benckiser, 0.95%, 2/4/13 (1)	12,330	12,239
Reckitt Benckiser, 0.95%, 2/14/13 (1)	25,427	25,233
Reckitt Benckiser, 1.01%, 1/9/13 (1)	12,250	12,163
Reckitt Benckiser, 1.05%, 1/3/13 (1)	25,750	25,564
Rutgers Univ., TECP, 0.28%, 5/18/12	6,935	6,935
Rutgers Univ., TECP, 0.28%, 5/21/12	16,000	16,000
Saint Joseph County, 0.17%, 5/8/12	5,500	5,500
Sanofi, 0.20%, 5/11/12 (1)	4,890	4,890
Tennessee, GO, TECP, 0.32%, 6/1/12	6,000	6,000
Tennessee, GO, TECP, 0.32%, 6/4/12	5,399	5,399
Toyota Credit Puerto Rico, 0.35%, 5/17/12	24,500	24,496
Total Other Commercial Paper (Cost $428,560)		428,560

OTHER INSTRUMENTS 3.2%

Ally Auto Receivables Trust, Series 2011-5, Class A1 0.426%, 11/15/12	5,021	5,021
Ally Auto Receivables Trust, Series 2012-1, Class A1 0.485%, 1/15/13	12,207	12,207
Export Development, VR, 0.28%, 2/28/13 (6)	49,500	49,500
Export Development, VR, 0.28%, 3/1/13 (6)	25,000	25,000
Mercedes-Benz Auto Lease Trust, Series 2011-B, Class A1 0.396%, 11/15/12 (6)	2,152	2,152
New York Life Global Funding, VR, 0.501%, 9/28/12 (6)	50,000	50,000
Nissan Auto Receivables Owner Trust, Series 2011-B, Class A1 0.408%, 11/15/12	11,217	11,217
Smart Trust Australia, Series 2011-4USA, Class A1 0.543%, 11/14/12 (6)	3,788	3,788
Smart Trust Australia, Series 2012-1USA, Class A1 0.477%, 3/14/13 (6)	7,509	7,509

Volkswagen Auto Loan Enhanced Trust, Series 2012-1 Class A1, 0.439%, 1/22/13	8,365	8,365
Total Other Instruments (Cost $174,759)		174,759

OTHER MUNICIPAL DEBT 4.0%

California EFA, Univ. of Southern California VRTR, 0.25%, 5/7/12	2,955	2,955
Columbus, Sewerage, VRTR, 0.25%, 5/7/12	2,800	2,800
Hawaii, GO, VRTR, 0.25%, 5/7/12	7,495	7,495
JPMorgan Chase, Ascension Health, Indiana Health VRTR, 0.25%, 5/1/12 (6)	205	205
JPMorgan Chase, District of Columbia, GO, VRTR 0.25%, 5/7/12 (6)	10,995	10,995
JPMorgan Chase, Duke Univ., VRTR, 0.25%, 5/1/12 (6)	3,245	3,245
JPMorgan Chase, Froedtert & Community Health, VRTR 0.25%, 5/7/12 (6)	10,985	10,985
JPMorgan Chase, Metropolitan Water Dist. of Southern California, VRTR 0.25%, 5/7/12 (6)	2,225	2,225
JPMorgan Chase, New York State Personal Income Tax, VRTR 0.25%, 5/7/12 (6)	7,885	7,885
JPMorgan Chase, Salt River Project Agricultural Improvement & Power, VRTR, 0.25%, 5/7/12 (6)	4,000	4,000
JPMorgan Chase, Texas, GO, VRTR, 0.25%, 5/1/12 (6)	60,065	60,065
JPMorgan Chase, Texas, GO, VRTR, 0.25%, 5/1/12 (6)	50,045	50,045
JPMorgan Chase, Univ. of California Regents, VRTR 0.25%, 5/7/12 (6)	3,850	3,850
JPMorgan Chase, Washington, GO, VRTR, 0.25%, 5/7/12 (6)	12,195	12,195
New York State Urban Dev. Corp., Personal Income Tax VRTR, 0.25%, 5/7/12	485	485
Pennsylvania Higher HEFA, Univ. of Pennsylvania VRTR, 0.25%, 5/7/12	7,400	7,400
Utah Transit Auth., VRTR, 0.25%, 5/7/12	895	895

Wells Fargo Stage Trust, Mississippi, GO, VRTR 0.25%, 5/7/12 (6)	7,725	7,725
Wells Fargo Stage Trust, Virginia Public Building Fac., VRTR 0.25%, 5/7/12 (6)	13,625	13,625
Wells Fargo Stage Trust, Washington Suburban Sanitary Dist. GO, VRTR, 0.25%, 5/7/12 (6)	7,455	7,455
Total Other Municipal Debt (Cost $216,530)		216,530

OTHER NOTES 10.4%

Bank of New York Mellon, 4.95%, 11/1/12	3,400	3,477
Bear Sterns, 6.95%, 8/10/12	19,890	20,223
CarMax Auto Owner Trust, Series 2011-3, Class A1 0.407%, 11/15/12	1,370	1,370
CNH Equipment Trust, Series 2011-C, Class A1 0.548%, 1/4/13	6,601	6,601
CNH Equipment Trust, Series 2012-A, Class A1 0.425%, 4/12/13	20,721	20,721
Enterprise Fleet Financing, Series 2012-1, Class A1 0.46%, 5/20/13 (6)	35,425	35,425
Export Development, VR, 0.60%, 6/4/12 (6)	25,000	25,003
Export Development, VR, 0.60%, 6/6/12 (6)	50,000	50,007
Ford Credit Auto Lease Trust, Series 2011-B, Class A1 0.48%, 11/15/12 (6)	6,948	6,948
Ford Credit Auto Owner Trust, Series 2012-A, Class A1 0.449%, 2/15/13 (6)	5,537	5,537
GE Capital, 2.80%, 1/8/13	6,500	6,602
GE Capital, 3.50%, 8/13/12	28,332	28,559
GE Capital, VR, 0.365%, 3/20/13	37,130	37,122
GE Capital, VR, 0.636%, 7/27/12	23,800	23,809
GE Capital, VR, 0.673%, 5/8/13	6,265	6,270
GE Equipment Midticket, Series 2011-1, Class A1 0.429%, 10/22/12	2,925	2,925

Harley Davidson Motorcycle Trust, Series 2011-2, Class A1 0.389%, 11/15/12	2,657	2,657
Honda Auto Receivables Owner Trust, Series 2011-3, Class A1 0.398%, 10/22/12	10,165	10,165
Huntington Auto Trust, Series 2011-1A, Class A1 0.364%, 9/17/12 (6)	2,186	2,186
JPMorgan Chase, 5.375%, 10/1/12	49,750	50,758
JPMorgan Chase, VR, 0.599%, 6/25/12	12,050	12,054
JPMorgan Chase, VR, 0.704%, 6/15/12 (7)	40,000	40,017
JPMorgan Chase, VR, 1.141%, 2/26/13	21,277	21,384
MetLife Global Funding I, 2.50%, 1/11/13 (6)	21,100	21,360
MetLife Global Funding I, 2.875%, 9/17/12 (6)	2,875	2,900
MetLife Global Funding I, VR, 1.599%, 9/17/12 (6)	50,400	50,525
Porsche Innovative Lease Owner Trust, Series 2011-1, Class A1 0.397%, 11/20/12 (6)	—	—
Royal Bank of Canada, VR, 0.624%, 12/12/12	10,000	10,003
Royal Bank of Canada, VR, 1.324%, 6/11/12	13,400	13,413
Shell International Finance, VR, 0.824%, 6/22/12	22,750	22,764
Wheels, Series 2012-1, Class A1 0.50%, 5/20/13 (6)	13,725	13,725
World Omni Auto Receivables Trust, Series 2011-B, Class A1 0.411%, 11/15/12	5,742	5,742
Total Other Notes (Cost $560,252)		560,252

TREASURY DEBT 4.3%

U.S. Treasury Notes, 0.625%, 7/31/12	24,600	24,631
U.S. Treasury Notes, 0.625%, 1/31/13	37,800	37,935
U.S. Treasury Notes, 1.125%, 12/15/12	29,900	30,080
U.S. Treasury Notes, 1.375%, 1/15/13	24,900	25,114
U.S. Treasury Notes, 1.375%, 3/15/13	24,700	24,952
U.S. Treasury Notes, 1.75%, 8/15/12	24,300	24,413

U.S. Treasury Notes, 3.875%, 10/31/12	12,379	12,610
U.S. Treasury Notes, 4.25%, 9/30/12	51,152	52,027
Total Treasury Debt (Cost $231,762)		231,762

VARIABLE RATE DEMAND NOTES 28.2%

Alaska HFC, Single Family, VRDN, 0.26%, 5/1/12 (8)	25,000	25,000
Austin, Water & Wastewater, VRDN, 0.24%, 5/7/12	50,250	50,250
California HFA, Kaiser Permanente, VRDN, 0.23%, 5/7/12	56,555	56,555
California Housing Fin. Agency, Multi-Family, VRDN 0.18%, 5/7/12	10,730	10,730
California Housing Fin. Agency, Single Family VRDN, 0.23%, 5/7/12 (8)	23,995	23,995
California Statewide CDA, Kaiser Permanente, VRDN 0.23%, 5/7/12	27,000	27,000
Chicago Board of Ed., GO, VRDN, 0.25%, 5/1/12	35,970	35,970
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.23%, 5/7/12	4,975	4,975
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.23%, 5/7/12	11,795	11,795
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.23%, 5/7/12	8,105	8,105
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.23%, 5/7/12	4,640	4,640
Colorado Housing Fin. Auth., Single Family, VRDN 0.20%, 5/7/12	4,745	4,745
Colorado Housing Fin. Auth., Single Family, VRDN 0.20%, 5/7/12	1,780	1,780
Colorado Housing Fin. Auth., Single Family, VRDN 0.20%, 5/7/12	1,165	1,165
Colorado Housing Fin. Auth., Single Family, VRDN 0.23%, 5/7/12	15,640	15,640
Colorado Housing Fin. Auth., Single Family, VRDN 0.23%, 5/7/12	3,940	3,940

Delaware HFA, Christiana Care Health, VRDN, 0.23%, 5/7/12	25,000	25,000
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.24%, 5/7/12	17,200	17,200
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.24%, 5/7/12	21,420	21,420
Fulton County Dev. Auth., Woodruff Arts Center, VRDN 0.25%, 5/7/12	10,500	10,500
Gregg County Health Fac. Dev. Corp., Good Shepherd Health VRDN, 0.28%, 5/1/12	30,800	30,800
Guilford County, GO, VRDN, 0.22%, 5/7/12	48,585	48,585
Harris County Cultural Ed. Fac., Methodist Hosp. System, VRDN 0.23%, 5/1/12	14,130	14,130
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.25%, 5/7/12	25,355	25,355
Houston, Combined Utility, VRDN, 0.20%, 5/7/12	21,850	21,850
Illinois Fin. Auth., Northwestern Memorial Hosp., VRDN 0.23%, 5/7/12	52,000	52,000
Indiana Fin. Auth., Indiana Univ. Health, VRDN, 0.25%, 5/1/12	10,620	10,620
Indiana Fin. Auth., Trinity Health, VRDN, 0.22%, 5/7/12	20,205	20,205
Jackson County Port Fac., Chevron, VRDN, 0.22%, 5/1/12	10,000	10,000
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.24%, 5/7/12	9,790	9,790
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.25%, 5/7/12	1,870	1,870
Kentucky Economic Dev. Fin. Auth., Catholic Health Initiatives VRDN, 0.23%, 5/7/12	12,700	12,700
Lincoln County PCR, Exxon Mobil, VRDN, 0.20%, 5/1/12	10,000	10,000
Lynchburg IDA, Centra Health, VRDN, 0.25%, 5/7/12	4,900	4,900
Lynchburg IDA, Centra Health, VRDN, 0.25%, 5/7/12	21,235	21,235
Maryland CDA, Residential, VRDN, 0.25%, 5/7/12 (8)	9,560	9,560
Maryland HHEFA, VRDN, 0.26%, 5/7/12	16,200	16,200
Massachusetts, GO, VRDN, 0.24%, 5/1/12	39,440	39,440

Metropolitan Transportation Auth., Dedicated Tax Fund VRDN, 0.22%, 5/7/12 (6)	14,000	14,000
Michigan Fin. Auth., GO, VRDN, 0.24%, 5/7/12	25,000	25,000
Mississippi Hosp. Equipment & Fac. Auth., North Mississippi Health, VRDN, 0.23%, 5/7/12	14,768	14,768
Missouri HEFA, BJC Health, VRDN, 0.23%, 5/1/12	21,730	21,730
Missouri HEFA, BJC Health, VRDN, 0.23%, 5/1/12	14,995	14,995
Missouri HEFA, SSM Health Care, VRDN, 0.24%, 5/7/12	5,000	5,000
Missouri HEFA, Washington Univ., VRDN, 0.25%, 5/1/12	18,170	18,170
Missouri HEFA, Washington Univ., VRDN, 0.27%, 5/1/12	12,700	12,700
Montgomery County Housing Opportunities Commission Single Family, VRDN 0.24%, 5/7/12	8,315	8,315
Montgomery County Housing Opportunities Commission Single Family, VRDN 0.24%, 5/7/12	15,590	15,590
Murray City, IHC Health, VRDN, 0.23%, 5/1/12	39,680	39,680
Murray City, IHC Health, VRDN, 0.25%, 5/1/12	13,805	13,805
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.23%, 5/7/12	27,400	27,400
Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.24%, 5/1/12	14,165	14,165
Nebraska Investment Fin. Auth., Single Family VRDN, 0.23%, 5/7/12	62,110	62,110
New Hampshire HEFA, Student Loan 2011 VRDN, 0.20%, 5/7/12	11,754	11,754
New Mexico Fin. Auth., VRDN, 0.20%, 5/7/12	14,800	14,800
New York City Municipal Water Fin. Auth., Water & Sewer, VRDN 0.23%, 5/1/12	18,700	18,700
New York City Municipal Water Fin. Auth., Water & Sewer, VRDN 0.24%, 5/1/12	10,000	10,000
New York State Housing Fin. Agency, River Place II (600 West 42nd Street), VRDN, 0.22%, 5/7/12	10,210	10,210
New York State Housing Fin. Agency, Gotham West Housing (44th Street Dev.), VRDN, 0.24%, 5/7/12	32,600	32,600

New York State Mortgage Agency, Single Family VRDN, 0.29%, 5/1/12 (8)	19,300	19,300
North Carolina Medical Care Commission, Duke Univ. Health VRDN, 0.21%, 5/7/12	14,400	14,400
North Carolina Medical Care Commission, Moses Cone Health VRDN, 0.24%, 5/7/12	8,000	8,000
North Carolina Medical Care Commission ., WakeMed, VRDN 0.24%, 5/7/12	7,250	7,250
Oregon Housing & Community Services Dept., Single Family VRDN, 0.27%, 5/7/12 (8)	9,300	9,300
Pennsylvania Housing Fin. Agency, Single Family, VRDN 0.25%, 5/7/12 (8)	9,410	9,410
Saint Charles Parish PCR, Shell Oil, VRDN, 0.24%, 5/1/12 (8)	20,000	20,000
Southern Ute Indian Tribe, VRDN, 0.29%, 5/7/12	27,165	27,165
Texas, Veterans Housing, VRDN, 0.20%, 5/7/12	4,665	4,665
Texas, Veterans Housing, VRDN, 0.23%, 5/7/12	37,495	37,495
Texas, Veterans Housing, VRDN, 0.24%, 5/7/12	35,000	35,000
Texas, Veterans Housing, VRDN, 0.25%, 5/7/12 (8)	16,480	16,480
Texas, Veterans Housing, VRDN, 0.25%, 5/7/12 (8)	10,955	10,955
Texas, Veterans Housing, VRDN, 0.26%, 5/7/12	21,260	21,260
Texas, Veterans Housing, VRDN, 0.26%, 5/7/12	9,985	9,985
Texas, Veterans Housing, VRDN, 0.26%, 5/7/12	10,480	10,480
Univ. of California Regents, VRDN, 0.17%, 5/7/12	6,500	6,500
Univ. of California Regents, VRDN, 0.20%, 5/7/12	6,000	6,000
Univ. of South Florida Fin. Corp., VRDN, 0.25%, 5/7/12	19,200	19,200
Univ. of South Florida Fin. Corp., VRDN, 0.25%, 5/7/12 (9)	11,750	11,750
Utah Board of Regents, Student Loan, VRDN, 0.27%, 5/7/12 (8)	10,041	10,041
Virginia College Building Auth., 21st Century College, VRDN 0.28%, 5/1/12	10,920	10,920
Virginia Commonwealth Univ. Health System Auth., VRDN 0.23%, 5/7/12 (9)	14,325	14,325

Wisconsin HEFA, Froedtert & Community Health, VRDN 0.22%, 5/7/12	17,670	17,670
Wisconsin HEFA, ProHealth Care, VRDN, 0.29%, 5/1/12	45	45
Wisconsin Housing & Economic Dev. Auth., Multi-Family, VRDN 0.27%, 5/7/12	39,960	39,960
Wisconsin Housing & Economic Dev. Auth., Single Family Home Ownership, VRDN, 0.26%, 5/7/12	4,140	4,140
Total Variable Rate Demand Notes (Cost $1,526,833)		1,526,833
Total Investments in Securities		
99.4% of Net Assets (Cost $5,374,746)		**$ 5,374,746**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $1,263,675 and represents 23.4% of net assets.

(2) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(3) Eurodollar certificates of deposit are issued by foreign branches of U.S. or foreign banks.

(4) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(5) Collateralized by U.S. government securities valued at $11,949 at April 30, 2012 - See Note 3

(6) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $595,065 and represents 11.0% of net assets.

(7) Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

(8) Interest subject to alternative minimum tax

(9) Insured by AMBAC Assurance Corp.

CDA Community Development Administration/Authority

EFA Educational Facility Authority

GO General Obligation

HEFA Health & Educational Facility Authority

HFA Health Facility Authority

HFC Housing Finance Corp.

HHEFA Health & Higher Educational Facility Authority

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On April 30, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2012, the cost of investments for federal income tax purposes was $5,374,746,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended April 30, 2012, management fees waived totaled $5,046,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2012, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At April 30, 2012, none of the outstanding shares of the fund were held by the Spectrum Funds and 2% were held by the Retirement Funds.

As of April 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 878,312,271 shares of the fund, representing 16% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. However, the Advisor may voluntarily waive all or a portion of the manage ment fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure and voluntary fee waiver arrangement, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses and any voluntary fee waivers and expenses paid by the Advisor and that the fund’s total expense ratio was equal to the single fee less any voluntary fee waivers and expenses paid by the Advisor. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and other private accounts and funds with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012